November 26, 1997






Dear Shareholder:

We are pleased to present your Bailard, Biehl & Kaiser Diversa Fund annual shareholders' report for the year ended September 30, 1997. With this report, we have reproduced our October 31, 1997 letter updating you on the Diversa Fund's performance and investment strategy. We also have included the Fund's annual financial statement and portfolio holdings as of September 30, 1996.

In our October 31st letter, we discussed the South East Asian currency crisis that unfolded during the last week of October. Although the U.S. stock market has recovered much lost ground, the South East Asian and Japanese stock markets remain volatile. We expect this volatility to continue until economic and financial conditions in the Pacific Rim stabilize. Moreover, our analysis still indicates that U.S. stocks are overvalued and remain vulnerable to a correction. Therefore, we have not made any changes to the Diversa Fund's asset allocation.

As always, please feel free to call us at 800-882-8383 if you have any questions or comments. We look forward to hearing from you.

Sincerely,



Thomas E. Bailard                                    Burnie E. Sparks, Jr., CFA
Chairman                                             President

October 31, 1997



Dear Shareholder:

We are pleased to present your Bailard, Biehl & Kaiser Diversa Fund shareholders' letter for the year ended September 30, 1997. This letter is being written at the end of a very volatile week for the investment markets - a week that highlights the benefits of investing in a diversified asset allocation fund. Today, we will review the performance of the Diversa Fund over the past year, discuss what happened in the financial markets this week and present our outlook for the future. We will also review the current investment strategy of the Fund.

Market Review and Performance Update

The year ended September 30, 1997 was a very good one for both the Diversa Fund and the investment markets. The Bailard, Biehl & Kaiser Diversa Fund advanced a handsome 19.1%1 over this twelve-month period. The best performance came from U.S. stocks, which benefited from strong corporate earnings, low interest rates and an ideal economic environment. The prospect of continued steady growth and low inflation helped the U.S. stock market have one of its best years ever. However, international stocks also posted strong double-digit returns as gains in the European markets more than offset weakness in Japan. The world's bond markets were more subdued, with returns in the high single- digit range.

The strength of the returns over the past twelve months masks some of the volatility in the financial markets. After a robust performance during the fourth quarter of 1996, the markets pulled back a little during the first quarter of 1997 on fears that stronger economic growth would rekindle inflation in the U.S. The domestic stock market experienced a mini-correction that bottomed out in mid-April when it became apparent that inflation was still under control. This set the stage for an impressive rally during the second quarter of 1997, which continued into July. By August, however, the picture had become a little bit more mixed. Currency speculation in some of the smaller South East Asian countries and economic weakness in Japan sent some quivers through both the U.S. and international stock markets. But the world's investment markets regained their momentum in September, allowing the Diversa Fund to post a return of 3.7%1 for the third quarter of 1997.

We are very pleased with the performance of the Diversa Fund over the past year. With more than 60% of its assets invested in U.S. and international stocks, the Fund was able to participate in the robust returns of the global equity markets, while still maintaining the diversification necessary to reduce downside risks. The international stock and bond areas performed particularly well relative to their benchmarks. Domestic stocks returns did lag those of the S&P 500 stock market index, which tended to be driven by the performance of a small number of very large-cap issues.

The benefits of a globally diversified stock and bond portfolio were highlighted during the last week of October, when investors experienced some wild swings in the investment markets. Although the superstitious might claim that a correction was inevitable on the tenth anniversary of the 1987 crash, the immediate cause of the volatility was currency speculation in South East Asia, most notably Hong Kong. This triggered a correction in the South East Asian stock markets that then spread to other foreign countries and to the U.S. The U.S. stock market fell 7%2 on Monday, October 27th, before bouncing back over 4%2 the following day. The fact that the U.S. stock market corrected was not in itself surprising. As you know, we have felt that U.S. equities have been overvalued for most of 1997. However, we expected the main catalyst for a correction to be negative economic news or earnings disappointments rather than a meltdown in South East Asia. The events of October reminded investors that overvalued markets are vulnerable to bad news from any source.

In times such as these, the Fund's broadly diversified approach truly shines. On October 27th, when the U.S. stock market was off over 7%2 , we estimate the Diversa Fund declined only about 3%1 . Cash equivalents, global bonds and some S&P 500 put options all helped stabilize the Fund's portfolio through the turbulent day. The Fund's international stock holdings also benefited from their broad country diversification and relative underweight position in South East Asia.

Market Outlook

We expect the volatility in the investment markets to continue in the short term, at least until the situation in South East Asia stabilizes. All of the South East Asian countries are likely to experience significantly slower growth, and that in turn will tend to have an adverse impact on Japan and other countries with close economic ties to the region. At this point, we do not view the correction as posing a direct threat to the U.S. It has brought U.S. stocks closer to fair valuation levels and made the Federal Reserve Board less likely to raise interest rates in November. However, if the situation deteriorates much further and the contagion spreads, investor confidence is likely to be undermined. This could have an adverse effect on both U.S. economic prospects and the financial markets.

Investment Strategy

During the quarter, we reduced our allocation to U.S. bonds by 4% in the belief that cyclical inflationary pressures had increased the risks in the fixed-income market. We also lowered our U.S. stock exposure to 40% as domestic equities became more overvalued. This week, we took advantage of the market weakness and reversed part of these moves, increasing our U.S. stock weighting to 43% by selling some of the S&P 500 put options that had provided downside "insurance" for the portfolio.

The current asset allocation targets of the Diversa Fund are 12% cash equivalents, 20% U.S. bonds, 43% U.S. stocks, 7% international bonds and 18% international stocks.

These are the investment targets for the Bailard, Biehl & Kaiser Diversa Fund as of October 31, 1997. The Fund's actual asset allocations may fluctuate from time to time above or below these targets.

Looking forward, we are likely to use any further corrections in the U.S. stock market as an opportunity to add to our positions here. We are less likely to add to our international stock holdings in the near term due to the ongoing concern over the South East Asian currency crisis.

Closing Comments

The year ended September 30, 1997 was a very successful one for investors and for the Diversa Fund. However, as the events of this week have proven, it is unrealistic to expect the U.S. stock market to experience extraordinarily robust returns indefinitely. It is in such periods of volatility that the true value of globally diversified asset allocation funds can be seen, for they help minimize downside risk while still allowing investors the opportunity to achieve attractive returns.

Please feel free to contact one of our client service counselors at 800-882-8383 if you have any questions or would like to discuss the Fund in greater detail. We continue to appreciate your confidence and support.

Sincerely,





Thomas E. Bailard                                    Burnie E. Sparks, Jr., CFA
Chairman                                             President

---------------
(1) Average annual total returns for investment periods ended September 30, 1997: 3 months: 3.73%; 6 months: 13.57%; 12 months: 19.14%; 5 years: 11.27%
annualized; 10 years: 7.29% annualized. As required by the Securities and Exchange Commission, these figures reflect the average compounded return over the period indicated that would equate an initial amount invested in shares of the Fund to the ending redeemable value of such shares, assuming that all dividends and distributions by the Fund were reinvested at net asset value. The performance data quoted represents past performance, and the investment return and principal value of an investment in the Bailard, Biehl & Kaiser Diversa Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

(2) The performance data quoted represents past performance and is no indication of future results.

BAILARD, BIEHL & KAISER DIVERSA FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 1997

                                              Par
                                             Value      Value                                                   Shares       Value
Domestic Securities  (65.9%)                                        Finance-Continued
                                                                      PMI Group Inc.                             5,700     $326,681
Domestic Fixed Income  (19.8%)                                      * Travelers Property Casualty Corp.          6,700      271,350
                                                                      Washington Mutual Inc.                     8,600      599,850
                                                                                                                         ----------
Government Bonds                                                    Total Finance                                         2,348,075
   United States Treasury Bonds                                                                                          ----------
         7.625%  02-15-25                  $250,000   $286,602      Health Care (3.8%)
  United States Treasury Notes                                        American Home Products Corp.               4,800      350,400
         7.125%  02-29-00                 1,675,000  1,722,109      * ATL Ultrasound Inc.                        6,600      308,550
  United States Treasury Notes                                        Johnson & Johnson                          9,100      524,388
         5.875%  02-15-04                 3,050,000  3,018,547        Teva Pharmaceutical Inds, Ltd. ADR         4,400      245,300
  United States Treasury Notes                                                                                           ----------
         5.625%  02-15-06                 2,500,000  2,411,719      Total Health Care                                     1,428,638
                                                    ----------                                                           ----------
                                                                    High Technology (7.5%)
                                                                      Boeing Co.                                 6,760      367,997
Total Domestic Fixed Income                                         * Cisco Systems, Inc.                        3,800      277,638
  (Identified Cost $7,366,155)                       7,438,977        Computer Associates International Inc.     4,400      315,974
                                                    ----------        Intel Corp.                                5,400      498,488
                                                                      International Business Machines            2,400      254,250
Domestic Stock Market (46.1%)                 Shares     Value        Microsoft Corp.                            2,900      383,706
                                                                      Xerox Corp.                                8,200      690,336
                                                                                                                         ----------
Basic Industry  (3.2%)                                              Total High Technology                                 2,788,389
  Empressa La Moderna ADR                       700     15,312                                                           ----------
  IMC Global, Inc.                            7,000    246,750      Transportation (.9%)
  Monsanto Corp.                             14,400    561,600      * AMR Corp.                                  3,000      332,063
  Nucor Corp.                                 6,200    326,662                                                           ----------
* Solutia Inc.                                2,880     57,600      Utilities (2.8%)
                                                    ----------        Enron Corp.                                7,000      269,500
Total Basic Industry                                 1,207,924      * Northeast Utilities                       28,300      272,388
                                                    ----------        Ohio Edison                               20,800      487,500
Capital Goods (5.0%)
  Corning Incorporated                        5,500    259,875                                                           ----------
  Deere (John) & Company                      8,100    435,375      Total Utilities                                       1,029,388
  General Electric Company                   12,300    837,169                                                           ----------
* Litton Inds. Inc.                           6,200    337,125      Index Options (.2%)
* Stevens International Inc. Cl. A                                     S & P 500 Stock Index
     Warrants Exp. 10/30/97                     159          0           Put @ 925 Exp 12/20/97                     30       79,501
                                                    ----------                                                           ----------
Total Capital Goods                                  1,869,544
                                                    ----------      Total Domestic Stocks
                                                                       (Identified Cost $12,997,795)                     17,261,429
Communications (.9%)                                                                                                     ----------
  AT & T Corp.                                8,000    354,500
                                                    ----------      Total Domestic Securities
                                                                      (Identified Cost $20,363,950)                      24,700,406
Consumer Cyclicals (4.7%)                                                                                                ----------
* Cooper Tire & Rubber Co.                   11,000    292,188
  Danka Business System Plc ADR               6,000    267,000
* General Nutrition Cos. Inc.                12,100    352,413      International Securities (25.7%)        Par Value
* Lear Corp.                                  6,700    329,974                                          (Local Currency)     Value
  Sound Advice Inc. Warrants, Exp. 6/14/99       93          0
  Sysco Corp.                                14,000    517,125      International Fixed Income (5.9%)
                                                    ----------
Total Consumer Cyclicals                             1,758,700
                                                    ----------        Asian Development Bank
Consumer Staples (6.3%)                                                      5.625%  02-18-02           (Y) 15,000,000      147,571
  Eastman Kodak Co.                           3,700    240,269        British Telecom PLC
  First Brands Corp.                         11,200    299,600               7.125%  09-15-03       (pound)     30,000       49,661
  Food Lion Inc. Class B                     46,000    368,000        German Federal Republic
  PepsiCo, Inc.                              19,800    803,138               8.375%  05-21-01            DM    210,000      133,617
  Philip Morris Co. Inc.                     10,300    428,094        Republic of Germany
  Unilever NV  NY Shrs.                       1,100    233,887               6.875%  05-12-05            DM    200,000      123,976
                                                    ----------        Government of France
Total Consumer Staples                               2,372,988               9.500%  01-25-01            FF  1,550,000      300,949
                                                    ----------        Government of Netherlands
Energy/Resources (4.5%)                                                       8.500%  03-15-01          NLG    300,000      168,972
  Kerr McGee Corp.                            5,200    357,825        Government of Sweden
  Mobil Corp.                                 6,900    510,600               13.00%  06-15-01           SEK  1,400,000      230,732
  Royal Dutch Petroleum Co. NY Reg           10,400    577,200        Government of Australia
  Valero Energy Corp.                         7,500    246,094               9.750%  03-15-02            A$    150,000      126,156
                                                    ----------        Government of Canada
Total Energy/Resources                               1,691,719               8.500%  04-01-02            C$    150,000      122,669
                                                    ----------        Kingdom of Denmark
                                                                             8.000%  05-15-03           DKr  1,125,000      188,487
Finance (6.3%)                                                        Ontario Hydro Global Bond
  Banc One Corp.                              7,500    418,594               10.000%  03-19-01           C$     25,000       20,825
  Chase Manhattan Corp.                       6,200    731,600        Societe Nat'l. Des Chemins De Fer
* National Mercantile Bancorp                                                      6.750%  03-01-00     (Y)  8,000,000       75,656
       Warrants Exp. 06/02/99                 1,434          0

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER DIVERSA FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 1997 - CONTINUED

                                          Par Value    Value                                                     Shares      Value
International Fixed Income-Continued                              Finland (.9%)
    Treuhandanstalt                                                Nokia Corp. ADR                               3,600     $337,725
           7.750%  10-01-02      DM        $450,000   $286,253                                                             --------
    U.K. Treasury                                                 France (1.1%)
           9.750%  08/27/02    (pound)      130,000    237,466     Air Liquide L                                   121       19,908
                                                     ---------     Alcatel Alsthom CGE                             200       26,601
                                                                   Axa SA                                          150       10,064
Total International Fixed Income                                   CIE De St Gobain                                300       46,273
    (Identified Cost $2,349,805)                     2,212,990     CIE Financiere De Paribas A Shares              200       14,834
                                                     ---------     CLF Dexia France                                200       18,947
                                                                   Carrefour Super Marche                           88       54,842
International Stocks (19.8%)                 Shares     Value      Eaux (CIE Generale Des)                         100       11,766
                                                                   Eaux (CIE Generale Des) FF Wts
Argentina (.6%)                                                         Exp. 5/2/01                                100           54
    Banco Frances Del Rio Plata ADR             650     21,245     Eridania Beghin Say SA                          100       15,509
    Perez Companc SA  ADR                     2,000     31,750     Michelin Class B                                300       17,043
    Telecom Argent Stet France ADR              600     18,263     Peugeot SA                                      150       19,773
    Telefon De Argentina ADR                  1,300     47,613     Sanofi                                          370       34,366
    Transp. Gas Del Sur (TGS)  ADR            1,600     18,560     Seita                                           300        9,356
    YPF SA  ADR                               2,300     84,813     Soc. Natl. Elf Aquitaine Bearer                 500       66,754
                                                     ---------     Societe Generale Paris                          200       28,961
Total Argentina                                        222,244     Technip SA                                      200       25,421
                                                     ---------                                                             --------
                                                                  Total France                                              420,472
Australia (.1%)                                                                                                            --------

    Australia & NZ Bank GRP                   2,200     17,971    Germany (1.2%)
    Broken Hill Proprietary Ltd.              1,000     11,644     BASF AG                                       1,000       36,124
    North Limited                             3,000     10,591     Bayer AG                                      1,000       39,832
                                                     ---------     Commerzbank AG                                  650       23,444
                                                        40,206     Degussa                                         300       16,443
                                                     ---------     Deutsche Bank AG Bearer                         950       66,914
                                                                   Deutsche Telekom                              2,100       40,665
Belgium (.5%)                                                      Douglas Holdings AG                             500       19,618
    Fortis                                      162     32,450     Ind. - Werke Karl - Aug (IWKA) AG               110       27,373
    Fortis Strip                                 12          1     SAP AG Pfd                                      110       29,397
    Delhaize Le Lion NPV                        200      9,878     SGL Carbon                                      100       14,693
    D'Ieteren Trading                           130     27,824     Veba AG                                         850       49,691
    Electrabel NPV                              110     23,060     Viag AG                                          50       22,388
    Kredietbank NPV                              80     32,982     Volkswagen AG                                   120       83,368
    PetroFina SA NPV                             50     19,585                                                             --------
    Powerfin NPV                                 50      6,771    Total Germany                                             469,950
    Tessenderlo Chemie                          360     19,015                                                             --------
                                                     ---------
Total Belgium                                          171,566    Greece (.6%)
                                                     ---------     Alpha Credit Bank                             1,000       73,493
                                                                   Attica Enterprises S.A.                       2,000       25,095
Brazil (.7%)                                                       Ergo Bank                                       553       37,063
    Companhia Cervejaria Brahma ADR           1,000     15,375     Hellenic Bottling Co.                           500       25,991
    Electrobras Pfd. ADR                      1,900     53,010     Hellenic Telecom Org                            900       22,553
    Itaubanco  SA Pfd ADR                    40,000     25,850     Titan Cement Co.                                600       36,244
    Light Participacoe Com.                  40,000     14,239                                                             --------
    Petrobras ADR                             1,400     38,850    Total Greece                                              220,439
    Telebras ADR                                900    115,875                                                             --------
                                                     ---------
Total Brazil                                           263,199    Hong Kong/ China (.7%)
                                                     ---------     Cheung Kong Holdings                          2,000       22,550
                                                                   First Pacific Co.                            12,000       12,018
Canada (.5%)                                                       Gold Peak Industrial                         13,000        8,484
    Bombardier, Inc. Class B                    700     14,175     Gold Peak Industrial Hldg. Wts.
    Canadian Imperial Bank of Commerce        1,000     28,783                         Exp. 12/21/25             2,600          279
   *Canadian Natural Resources                  600     17,682     HSBC Holdings                                   800       26,775
    Cott Corp.                                1,500     15,241     Hong Kong & China Gas                        15,840       32,546
    Hudsons Bay Company Ord.                  1,000     26,650     Hong Kong Electric                           14,000       52,103
    Imperial Oil Ltd.                           300     17,250     Hutchison Whampoa                             8,000       78,566
    Quebecor, Inc. Class B                      700     12,504     New World Development Co. Ltd.                3,000       18,182
    Telus Corp.                                 500     10,468     Peregrine Investment
    Thomson Corp.                               600     14,558        Warrants Exp. 5/15/98                        800          238
    Transcanada Pipelines Ltd.                  700     13,563     Shanghai Industrial Holdings                  2,000       12,406
                                                     ---------     Swire Pacific Class A                         2,000       15,313
Total Canada                                           170,874                                                             --------
                                                     ---------    Total Hong Kong/ China                                    279,460
                                                                                                                           --------
Czech Republic (.1%)
   *SPT Telecom                                 250     31,643    Hungary (.6%)
                                                     ---------     Egis Rt.                                        500       25,794
                                                                   Graboplast Textil                               850       50,275
Denmark (.5%)                                                      Magyar Olaj-Es Gaz                            2,400       52,649
    Carlsberg B                                 200     11,004     OTP Bank (Reg'd.)                               850       28,122
    D/S Svendborg B                               1     71,378   **Richter (Gedeon) GDR 144A                       500       53,075
    Den Danske Bank                             300     32,700                                                             --------
    Novo Nordisk A/S B                          300     33,547    Total Hungary                                             209,915
    Sophus Berendsen B                          150     24,042                                                             --------
    Teledanmark A/S B                           500     26,320
                                                     ---------
Total Denmark                                          198,991
                                                     ---------




                      (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER DIVERSA FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 1997- CONTINUED

                                             Shares      Value                                                 Shares       Value
Indonesia (.1%)                                                   Norway (.5%)
    Bank International Indonesia Wts.                               Awilco AS B Non Voting                       1,200      $16,754
        Exp.1/17/00                           1,812       $155     *Bona Shipholding Ltd.                           50          670
    Citra Marga Nusaphala Persad             24,000      7,339      Elkem A/S A                                  1,000       17,769
    Gudang Garam (Fgn. Reg'd.)                2,000      5,810      Kvaerner Industrier                            400       23,636
    Kalbe Farma                              17,000     12,867      Leif Hoegh & Co.                               600       14,300
                                                     ---------      Norsk Hydro AS                               1,300       77,640
Total Indonesia                                         26,171      Orkla A/S A                                    400       35,425
                                                     ---------                                                             --------
                                                                  Total Norway                                              186,194
Ireland (.2%)                                                                                                              --------

    Allied Irish Banks                        2,000     17,670    Philippines (.1%)
    Bank Of Ireland                           1,500     18,732      Davao Union Cement                          60,000        3,319
    CRH Ord.                                  2,500     28,491     *Empire East Land                            84,598        1,822
    Greencore Group Plc                       2,500     11,826      Filinvest Land Inc.                         30,900        3,373
    Irish Life Plc                            1,000      5,241     *Mondragon International                     35,000        3,057
    Smurfit (Jefferson) Plc                   2,500      8,369      Philippine Long Distance                       600       16,245
    Waterford Wedgewood Units                 1,000      1,266     *Philippine National Bank                       225          485
                                                     ---------                                                             --------
Total Ireland                                           91,595    Total Philippines                                          28,301
                                                     ---------                                                             --------

Italy (.4%)                                                       Poland (.5%)
    Eni Spa                                   7,500     47,243      Agros Holdings Series C                        600       17,549
    Fiat Spa Ord.                             5,000     17,849      Big Bank Gdanski SA                         25,000       32,173
    Instituto Nazionale Delle Assicu         12,000     19,158      Bank Przemyslowo Handlowy (BPH)                400       24,335
    Istituto Mobilaire Italiano               2,500     26,830     *Computerland Poland SA                         600       13,337
    Telecom Italia Spa                        6,500     43,317      Debica Series A                                600       17,461
                                                     ---------      Elektrim SA  Bearer                          2,700       30,246
                                                       154,397      Mostostal Export Bearer                      5,000       16,379
                                                     ---------      Polifarb Cieszyn Rights 12/15/97             3,000        4,328
                                                                   *Okocimskie Zaklady Piwowarskie               1,800       11,056
Japan (2.4%)                                                       *Polifarb Cieszyn Bearer                      3,000       16,408
    Bank of Tokyo-Mitsubishi                  1,000     19,051     *Rolimpex                                     1,300        4,335
    Chugoku Bank                              1,000     15,075      Zaklady Piwowarski Bearer                      200       16,087
    Dai Ichi Kangyo Bank                      3,000     34,043                                                             --------
    Fuji Heavy Industries                     5,000     20,500    Total Poland                                              203,694
    Fuji Photo Film Co.                       1,000     41,249                                                             --------
    Fujitsu                                   2,000     25,017
    Hitachi Ltd.                              3,000     26,091    Portugal (1.1%)
    Hokkaido Takushoku                       12,000      9,045      Banco Espirito Santo Reg.                    2,400       66,644
    Honda Motor Co.                           4,000    139,485     *Colep Cia Portuguesa Emba                    2,300       40,891
    Kyocera Corp.                             1,000     65,352      EST Jeronimo Martins Filho Admin.              300       23,099
    Long-Term Credit Bank                     4,000     17,460     *Electric De Portugal Spon ADR                1,100       37,812
    Mitsubishi Chemical                      30,000     69,328      Inparsa-Industr Part                           450       10,595
    Mitsubishi Material                       5,000     14,992      Mundial Confianca                            3,500       71,506
    Mitsui & Co.                              1,000      7,860      Portugal Telecom SA                          1,300       56,407
    Nec Corp.                                 1,000     12,176      Portugal Telecom Spon. ADR                   1,450       62,984
    Nippon Tel & Tel                              4     36,776      Somague - SGPS                               2,340       27,058
    Promise Co.                               1,650     86,101                                                             --------
    Ricoh Co.                                 3,000     44,976    Total Portugal                                            396,996
    Sankyo Co. Ltd.                           3,000    103,868                                                             --------
    Sony Corp.                                  500     47,213
    Sumitomo Electric Industries              2,000     28,659    Singapore (.3%)
    Sumitomo Metal Industries                13,000     27,027     *Creative Technology Ltd.                       700       18,438
                                                     ---------      DBS Land                                     4,000        9,725
Total Japan                                            891,344      Development BK of Singapore                  1,000       10,196
                                                     ---------      Jardine Strategic                            3,000       11,760
                                                                    Keppel Corp.                                 2,500        9,967
Mexico (.5%)                                                        Overseas Chinese Bank (Fgn. Reg'd.)          1,200        8,314
    Alfa SA de CV Class A                     2,200     20,655      Singapore Airlines Ltd.                      1,000        7,386
    Cemex SA ADR                              3,100     36,522      Singapore Telecom                            7,000       11,850
    Fomento Economico Mexicano (Femsa) B      3,500     30,157      United Overseas Land
    Grupo Carso A1                            4,700     37,598         Wts. Exp. 5/28/01                           450          176
  **Grupo Indl. Maseca SA ADR 144A              500      9,063     *Want Want Holdings                           7,000       17,780
   *Grupo Televisa GDR                          300     10,744     *Want Want Holdings Wts. Exp. 6/97            1,400        3,332
    Kimberly Clark de Mexico SA ADR Class A   1,100     28,050                                                             --------
    Telefonos de Mexico ADR                     600     31,050    Total Singapore                                           108,924
                                                     ---------                                                             --------
Total Mexico                                           203,839
                                                     ---------    South Africa (.4%)
                                                                    Anglo-American Corp. of South Africa           500       25,577
Netherlands (1.1%)                                                 *Billiton Plc.                                4,700       18,094
    ABN Amro Hldgs NV                         1,000     20,257      De Beers Centenary Link Units                  700       20,418
   *Baan Co NV                                  650     46,886      Gencor Ltd.                                    940        2,218
    Fortis Amev NV                              500     20,886      Liberty Life Association of Africa Ltd.      1,000       29,169
    Getronics NV                                600     18,790      Sasol Ltd.                                   1,800       24,804
    ING Groep                                 1,750     80,401      South Africa Brews                             700       20,306
    Nutricia Ver Bedrijven CVA                1,500     45,089                                                             --------
    OCE - Van Der Grinten NV                    100     12,662    Total South Africa                                        140,586
    Royal Dutch Petroleum Co.                 1,800    100,794                                                             --------
    Samas-Groep NV                              300     14,296
    Van Ommeren (Koninklijke)                   300     12,637
    Verenigd Bezit VNU                        1,000     23,223
                                                     ---------
Total Netherlands                                      395,921
                                                     ---------

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER DIVERSA FUND
SCHEDULE OF INVESTMENTS
SEPTEMBER 30, 1997 - CONTINUED

                                              Shares   Value      Total International Stocks
                                                                      (Identified Cost $5,130,292)                       $7,413,564
South Korea (0.0%)
    Korea Long Term Credit Bank                 462     $5,052    Total International Securities
    Samsung Electronics                         101      9,622        (Identified Cost $7,480,097)                        9,626,554
                                                      --------
Total South Korea                                       14,674
                                                      --------    Total Bonds and Equity Securities (91.6%)
Spain (.6%)                                                           (Identified Cost $27,844,077)                      34,326,960
    Acerinox SA                                 100     18,905
    Autopistas Cesa                             551      7,369    Short-Term Investments (6.8%)
    Banco Bilbao Vizcaya (Fgn. Reg'd.)        1,200     36,965
    Banco De Santander (Fgn. Reg'd.)            900     29,503        Brown Brothers Harriman & Co.
    Endesa                                    2,000     42,703           (Grand Cayman Branch)
    Iberdrola SA                              1,600     19,682           5.000% Call Account
    Repsol SA                                   500     21,620        (Identified Cost $2,546,000)                        2,546,000
    Tabacalera SA Series A                      100      7,018                                                         ------------
    Telefonica de Espana SA                   1,000     31,441
                                                      --------
Total Spain                                            215,206    Total Investments (98.4%)
                                                      --------        (Identified Cost $30,390,047)                      36,872,960

                                                                  Other Assets less Liabilities (1.6%)                      598,171
Switzerland (1.0%)                                                                                                     ------------
   *Ciba Specialty Chem                          76      7,353
    Clariant AG  (Reg'd.)                        50     40,282    Net Assets (100.0%)                                   $37,471,131
    Credit Suisse Group (Reg'd.)                320     43,298                                                         ============
    Nestle AG (Reg'd.)                           30     41,853
    Novartis AG  (Reg'd.)                        86    132,057
    Roche Holdings AG (Div. Right Cert.)          3     26,648
    Swiss Reinsurance Registered                 30     45,054
    Swiss Bank Corp.  (Reg'd)                   100     27,062
                                                      --------
Total Switzerland                                      363,607
                                                      --------

United Kingdom (2.5%)
    Anglian Water Plc                         2,000     26,444
    BAA Group                                 2,100     20,388
    Bass Plc                                  3,300     44,566
    BG Plc                                    5,000     21,727
    Bank of Scotland                          7,000     58,009
    British Aerospace                         1,000     26,864
    British Petroleum Plc                     4,000     60,416
    British Steel Plc                         9,300     26,779
    British Telecom Plc                       8,600     56,820
    Centrica                                  5,000      7,471
    Carlton Communications PK                 4,000     33,161
    General Accident Plc                      2,000     35,216
    General Electric Company Plc              3,500     22,163
    Great Universal Stores Plc                3,600     39,836
    Ladbroke Group                            6,500     28,571
    Lloyds TSB Group Plc                     10,000    134,482
    Mirror Group Plc                         13,600     44,049
    Prudential Corp.                          1,800     20,092
    Shell Transport & Trading                 3,900     28,571
    Smithkline Beecham                       14,114    137,938
    Tesco Plc                                 6,000     45,360
    Unigate Plc                               4,000     36,508
                                                      --------
    Total United Kingdom                               955,431
                                                      --------



                                    Currency Legend:

         A$     - Australian Dollar           DM        - German Mark
         BEF    - Belgium Franc               ITL       - Italian Lira
   (pound)      - British Pound               (Y)       - Japanese Yen
         C$     - Canadian Dollar             NLG       - Netherlands Guilder
         DKr    - Danish Kroner               ESP       - Spanish Peseta
         FIM    - Finnish Markka              SEK       - Swedish Krona
         FF     - French Franc                CHF       - Swiss Franc

--------------------------------------------------------------------------------
*     Non-income producing  security.
** Exempt from registration under Rule 144A of the Securities Act of 1933. These securities may resold in transactions exempt from registration, normally to qualified institutional buyers. On September 30, 1997, these securities were valued at $62,138 or 0.17% of net assets.

                     (See "Notes to Financial Statements")

BAILARD, BIEHL & KAISER DIVERSA FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1997

--------------------------------------------------------------------------------

Assets

Investments, at value
      (Identified cost $30,390,047)                                                    $ 36,872,960
Cash                                                                                         11,358
Receivables:
      Dividends, interest and recoverable foreign taxes             $ 186,962
      Portfolio securities sold                                       562,439
      Fund shares sold                                                  2,153               751,554
                                                                    ---------
Prepaid expenses                                                                             11,951
                                                                                       ------------

      Total assets                                                                       37,647,823
                                                                                       ------------
Liabilities

Payables:
      Portfolio securities purchased                                      217
      Net for forward currency contracts open (Note 5)                 11,320
      Shares of the Fund redeemed                                      20,000                31,537
                                                                    ---------
Accrued management fees (Note 3)                                                             28,538
Other accrued expenses                                                                      116,617
                                                                                       ------------

      Total liabilities                                                                     176,692
                                                                                       ------------

Net assets (equivalent to $13.91 per share, representing
      the offering and redemption price for 2,694,116
      shares outstanding, unlimited number of shares authorized)                       $ 37,471,131
                                                                                       ============


Net assets consist of:
      Capital paid in                                                                  $ 28,676,131
      Accumulated undistributed net investment income                                       263,048
      Accumulated net realized gain on investments
         and foreign currency transactions                                                2,061,674
      Unrealized appreciation (depreciation) on:
         Investments                                               $6,482,913
         Foreign currency                                             (12,635)            6,470,278
                                                                    ----------         ------------

                                                                                       $ 37,471,131
                                                                                       ============

                      See "Notes to Financial Statements"

BAILARD, BIEHL & KAISER DIVERSA FUND
STATEMENT OF OPERATIONS
SEPTEMBER 30, 1997

--------------------------------------------------------------------------------

Investment Income
      Dividends (net of foreign taxes withheld of $18,428)                             $    444,362
      Interest (net of foreign taxes withheld of $1,201)                                    922,775
                                                                                       -------------
                                                                                          1,367,137

Expenses
      Advisory fees                                                $  350,110
      Custodian fees                                                  151,411
      Audit and legal fees                                             85,554
      Transfer agent fees                                              36,898
      Administrative fees                                              32,908
      Trustees' fees and expenses                                      10,999
      Insurance                                                         5,743
      Registration fees                                                 3,904
      Miscellaneous expenses                                              578
                                                                   ----------
         Total expenses                                                                     678,105
                                                                                       -------------

         Net investment income                                                              689,032
                                                                                       -------------


Realized and Unrealized Gain (Loss)
      on Investments and Foreign Currency

      Net realized gain on investments                                                    2,096,865
      Net unrealized gain on investments                                                  3,428,514
                                                                                       -------------

         Net gain on investments                                                          5,525,379
                                                                                       -------------

      Net realized gain on foreign currency                                                 255,932
      Net unrealized  loss on foreign currency
         and foreign currency denominated assets and
         liabilities                                                                        (46,020)
                                                                                       -------------

         Net gain on foreign currency                                                       209,912
                                                                                       -------------

         Net gain on investments and foreign currency                                     5,735,291
                                                                                       -------------
       FOREIGN CURRENCY
      Net increase in net assets resulting from operations                             $  6,424,323
                                                                                       =============

                      See "Notes to Financial Statements"

BAILARD, BIEHL & KAISER DIVERSA FUND
STATEMENT OF CHANGES IN NET ASSETS

--------------------------------------------------------------------------------

                                                                      For the year ended September 30,
                                                                          1997                 1996
                                                                     --------------       -------------
Increase (Decrease) in Net Assets

Operations:
      Net investment income                                          $     689,032        $    812,328
      Net realized gain on investments                                   2,096,865           3,636,128
      Net unrealized gain (loss) on investments                          3,428,514            (708,875)
      Net realized gain on foreign currency                                255,932              42,779
      Net unrealized gain (loss) on foreign currency and
         foreign currency denominated assets and liabilities               (46,020)             72,952
                                                                     -------------        ------------

      Net increase resulting from operations                             6,424,323           3,855,312
                                                                     -------------        ------------

Distributions to shareholders:
      From net investment income                                        (1,145,896)           (950,677)
      From net realized gains                                           (3,707,053)         (2,284,254)
                                                                     -------------        ------------

      Total distributions                                               (4,852,949)         (3,234,931)
                                                                     -------------        ------------

Fund share transactions:
      Proceeds from shares sold                                            815,065           2,017,739
      Net asset value of shares issued on
         reinvestment of distributions                                   4,298,913           2,932,877
      Cost of shares redeemed                                           (5,780,476)         (9,693,163)
                                                                     -------------        ------------

      Net decrease resulting from
         Fund share transactions                                          (666,498)         (4,742,547)
                                                                     -------------        ------------

      Net increase (decrease)                                              904,876          (4,122,166)


Net Assets
      Beginning of year                                                 36,566,255          40,688,421
                                                                     -------------        ------------
      End of year (including undistributed net
         investment income of $263,048 and
         $575,755, respectively)                                     $  37,471,131        $ 36,566,255
                                                                     =============        ============

Number of Fund Shares
      Sold                                                                  62,408             153,963
      Issued on reinvestment of distributions                              345,801             228,096
      Redeemed                                                            (444,142)           (734,896)
                                                                     -------------        ------------

      Net decrease                                                         (35,933)           (352,837)
                                                                     =============        ============

                      See "Notes to Financial Statements"

FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------

For a share outstanding throughout the year:
                                                                          Year Ended September 30,
                                                -------------------------------------------------------------------------

                                                       1997        1996           1995           1994           1993
                                                       ----        ----           ----           ----           ----

Net Asset Value, Beginning of Year              $     13.39     $    13.20     $    12.01     $    12.68     $    10.93
                                                -----------     ----------     ----------     ----------     ----------

   Income from Investment Operations:
                                                          (1)                           (1)            (1)
      Net Investment Income                            0.40           0.31           0.38           0.26           0.39

      Net Realized/Unrealized Gain (Loss) on
          Securities and Foreign Currency              1.92           0.96           1.13          (0.66)          1.66
                                                -----------     ----------     ----------     ----------     ----------

      Total from Investment Operations                 2.32           1.27           1.51          (0.40)          2.05
                                                -----------     ----------     ----------     ----------     ----------

   Less Distributions:

      From Net Investment Income                      (0.42)         (0.32)         (0.26)         (0.05)         (0.30)

      From Net Realized Gains                         (1.38)         (0.76)         (0.06)         (0.22)           --
                                                -----------     ----------     ----------     ----------     ----------

      Total Distributions                             (1.80)         (1.08)         (0.32)         (0.27)         (0.30)
                                                -----------     ----------     ----------     ----------     ----------

   Net Asset Value, End of Year                 $     13.91     $    13.39     $    13.20     $    12.01     $    12.68
                                                ===========     ==========     ==========     ==========     ==========

   Total Return                                       19.14%         10.09%         12.83%         (3.18%)        19.05%

   Ratios/Supplemental Data:

      Net Assets, End of Year (000's)           $    37,471     $   36,566     $   40,688     $   46,047     $   49,584

      Ratio of Expenses to Average Net Assets          1.84%          1.99%          1.85%          1.82%          1.70%

      Ratio of Net Investment Income to
         Average Net Assets                            1.87%          2.09%          2.97%          2.03%          2.88%

      Portfolio Turnover Rate                            66%            68%           166%           137%            96%
                                  (2)
      Average Commission Rate Paid              $    0.0347     $   0.0344      --             --             --

-----------------------------------------------

  (1.) Net investment income per share has been computed before adjustments for book/tax differences.

  (2.) Represents average commission rate paid per share on purchases and sales of equity securities by the Fund, as computed under SEC rule effective with the Fund's 1996 fiscal year. Prior period rates have not been presented as permitted by the rule.

                      See "Notes to Financial Statements"

BAILARD, BIEHL & KAISER DIVERSA FUND
NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

Note 1 - Summary of Significant Accounting Policies

Bailard,  Biehl & Kaiser  Diversa  Fund (the  "Fund") is the sole  series of the
Bailard, Biehl & Kaiser Fund Group, which was organized as a Massachusetts business trust in August 1986 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The following significant accounting policies are followed by the Fund in the preparation of its financial statements and are in conformity with generally accepted accounting principles.

Security Valuation

Each listed investment security is valued at the closing price reported by the principal securities exchange on which the issue is traded or, if no sale is reported, the mean of the closing bid and asked prices. Securities which are traded over-the-counter are normally valued at the mean of the closing bid and asked prices quoted by major dealers of such securities, or, in the absence of such prices, as determined in good faith by, or under procedures determined by, the Trustees of the Fund. Short-term obligations with a maturity of 60 days or less are valued at amortized cost which approximates market.

The Fund's investment in foreign securities may entail risks due to the potential of political and economic instability in the countries in which the securities are offered or the issuers conduct their operations. It is the Fund's policy to continuously monitor exposure to these risks.

Foreign Currency

Foreign currency amounts, other than the cost of investments, are translated into U.S. dollar values at the mean of the bid and offer price of such currency against U.S. dollars last quoted on the valuation date. The cost of investments is translated at the rates of exchange prevailing on the dates the portfolio securities were acquired.

The Fund includes foreign exchange gains and losses from dividends and interest receivable and other foreign-currency denominated payables and receivables in realized and unrealized gain (loss) on foreign currency. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in the market price of securities for financial reporting purposes. Fluctuations in foreign exchange rates on investments are included with net realized and unrealized gain (loss) on investments.

Forward Foreign Currency Exchange Contracts

In connection with purchases and sales of securities denominated in foreign currencies, the Fund may enter into forward foreign currency exchange contracts ("contracts"). Additionally, from time to time the Fund may enter into contracts to sell foreign currencies to hedge certain foreign currency assets. All commitments are "marked-to-market" daily at the applicable translation rates supplied by a quotation service and any resulting unrealized gains or losses are included as unrealized appreciation (depreciation) on foreign currency denominated assets and liabilities. The Fund records realized gains or losses at the time the forward contract is settled. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Options

The Fund may purchase and write call and put options on foreign currencies and stock indices. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which are exercised or closed are offset against the proceeds or amounts paid on the transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying currencies or indices may be sold (called) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the currency or indices underlying the written option. At September 30, 1997, the Fund had no outstanding written options.

BAILARD, BIEHL & KAISER DIVERSA FUND
NOTES TO FINANCIAL STATEMENTS - (Continued)

--------------------------------------------------------------------------------

The Fund may also purchase put and call options. The Fund pays a premium which is included in the Fund's Statement of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. The risk associated with purchasing a put and call option is limited to the premium paid.

The Fund follows the following procedures when valuing options. For all options other than index options, the value is the last sale price on the exchange on which they are listed, unless no sales of such options have taken place on that day, in which case they will be valued at the mean between their closing bid and asked prices. Exchange traded index options are valued at the last sale price only if that price falls on or between the closing bid and asked prices on that day. If the last sale price falls outside of the range of the closing bid and asked prices, or if there has been no sale that day, then the index option will be valued using the mean of the closing bid and asked prices.

Federal Income Taxes

The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision is made for Federal income taxes.

Paid in capital, undistributed net investment income and undistributed realized net gain have been adjusted for permanent book-tax differences. Reclassifications between undistributed net investment income and undistributed realized net gain arose principally from differing book and tax treatments for foreign currency transactions.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other

Investment security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date or when the Fund first becomes aware of such dividends. Interest income is recorded on the accrual basis. Distributions to shareholders are recorded on the ex-dividend date.

The Fund uses the identified cost method for determining realized gain or loss on investments.

Note 2 - Purchases and Sales of Securities

For the year ended September 30, 1997, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $14,986,997 and $17,411,640, respectively. Purchases and sales of U.S. Government obligations aggregated $8,202,271 and $13,101,512, respectively.

Note 3 - Management Fee and Other Transactions with Affiliates

The Fund has an Investment Advisory and Management Agreement with Bailard, Biehl & Kaiser, Inc. (the Advisor). The Agreement requires the payment of a monthly fee computed on an annual basis as follows:

     .95% of the first $75,000,000 of the average daily net assets of the Fund; .80% on the next $75,000,000;
     .65% on amounts in excess of $150,000,000.

BAILARD, BIEHL & KAISER DIVERSA FUND
NOTES TO FINANCIAL STATEMENTS - (Continued)

--------------------------------------------------------------------------------
Note 3 - Continued

As approved by the Trustees, the Fund has entered into an agreement with its custodian, Brown Brothers Harriman & Co. ("BBH & Co."), whereby brokerage commissions charged on U.S. equity trades executed through BBH & Co. are available to offset custody transaction charges. For the year ended September 30, 1997, there were no such credits. In addition, the Fund did not receive any other credits which reduced its expenses for the year ended September 30, 1997.

Each outside Trustee is compensated by the Fund at the rate of $4,000 per year plus an attendance fee of $666 for each Trustees' meeting attended and related travel expenses.

Note 4 - Unrealized Appreciation (Depreciation) on a Tax Basis Unrealized appreciation (depreciation) at September 30, 1997 based on cost of securities of $30,511,834 for federal income tax purposes, consists of the following:

            Gross unrealized appreciation                  $    7,066,963
            Gross unrealized depreciation                        (705,837)
                                                           --------------

            Net unrealized appreciation                    $    6,361,126
                                                           ==============

Note 5 - Forward Foreign Currency Contracts

At September 30, 1997, the Fund had entered into forward foreign currency contracts which obligated the Fund to exchange currencies at specified future dates. At the maturity of a forward contract, the Fund may either make delivery of the foreign currency from currency held, if any, or from the proceeds of portfolio securities sold, or it may terminate its obligation to deliver the foreign currency at any time by purchasing an offsetting contract. The forward value of amounts due to the Fund under the contracts, including contracts which have been offset but remained unsettled, has been netted against the forward value of the currency to be delivered by the Fund and the remaining amount is shown as payable for forward currency contracts in the financial statements. Open forward foreign currency exchange contracts outstanding at September 30, 1997 were as follows:

                                                                 Unrealized
        Currency                  Currency       Delivery       Appreciation
       Receivable                Deliverable       Date       (Depreciation)
       ----------                -----------       ----       --------------

      $    75,000          A$        99,377      10/02/97      $       2,952
           75,000         DKr       495,150      10/02/97              1,228
          475,927          DM       858,573      10/10/97            (10,575)
          176,012          FF     1,068,114      10/10/97             (4,182)
           89,428     (pound)        55,788      10/17/97               (659)
           30,159         NLG        59,715      10/17/97                102
           44,451         SEK       337,825      10/17/97               (146)
          159,089         DKr     1,106,940      10/29/97             (5,817)
          100,000         (Y)    11,314,500      11/12/97              5,680
           29,280         ITL    51,022,500      11/24/97               (261)
           56,659          A$        76,416      11/28/97              1,223
           72,138          A$        99,377      12/03/97                 35
           74,013         DKr       495,150      12/03/97                106
          275,000          DM       483,505      12/18/97               (224)
          149,501          C$       206,760      12/22/97               (782)
                                                               -------------

                                                               $     (11,320)
                                                               =============

BAILARD, BIEHL & KAISER DIVERSA FUND
NOTES TO FINANCIAL STATEMENTS - (Continued)

--------------------------------------------------------------------------------

Note 5 - Continued


                                Currency Legend:

          A$     - Australian Dollar             ITL     - Italian Lira
          C$     - Canadian Dollar               NLG     - Netherlands Guilder
          DKr    - Danish Kroner                 SEK     - Swedish Krona
          DM     - German Mark               (pound)     - British Sterling
          FF     - French Franc                  (Y)     - Japanese Yen

BAILARD, BIEHL & KAISER DIVERSA FUND
NOTES TO FINANCIAL STATEMENTS - (Continued)

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                                  (Unaudited)
                Cumulative Total Return of a $10,000 Investment
                      October 1, 1987 - September 30, 1997

                          Average Annual Total Return*
               1 Year                   5 Year              10 Year
               19.14%                   11.27%               7.29%

                               Morgan Stanley World         Morgan Stanley World
              BBK Diversa         local currency                     US$
              -----------      --------------------         --------------------
9/87            10,000                10,000                       10,000
9/88             9,604                 9,035                        9,356
9/89            10,897                11,505                       11,710
9/90             9,795                 8,638                        9,186
9/91            11,163                10,849                       11,439
9/92            11,851                10,206                       11,324
9/93            14,108                12,480                       13,616
9/94            13,659                12,927                       14,644
9/95            15,412                14,511                       16,755
9/96            16,966                17,119                       19,045
9/97            20,215                22,184                       23,638

As mandated by the Securities and Exchange Commission, the above graph shows the historic growth of a $10,000 investment in the Bailard, Biehl & Kaiser Diversa Fund since October 1, 1987. We compare this investment to the growth of the Morgan Stanley World stock index over the same time period.This index, which measures the performance of the domestic and international equity markets, is given in both U.S. dollar and local currency terms. The index does not measure the performance of the Fund's other asset classes, including domestic and international bonds. As the graph indicates, a $10,000 investment in the Bailard, Biehl & Kaiser Diversa Fund would have grown to $20,215 by September 30, 1997.


* As required by the Securities and Exchange Commission, these figure reflect the average annual compounded return over the period indicated that would equate an initial amount invested in shares of the Fund to the ending redeemable value of such shares, assuming that all dividends and distributions by the Fund were reinvested at net asset value. The performance data quoted represents past performance, and the investment return and principal value of an investment in the Bailard, Biehl & Kaiser Diversa Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

BAILARD, BIEHL & KAISER DIVERSA FUND REPORT OF
INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------


To the Shareholders and the Board of Trustees of Bailard, Biehl & Kaiser Diversa Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Bailard, Biehl & Kaiser Diversa Fund (the "Fund") at September 30, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 1997 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.



Price Waterhouse LLP
Boston, Massachusetts
November 18,  1997